UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 29, 2008
GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On December 29, 2008, Granite Construction Incorporated (the “Company”) issued a press release with respect to the sale of the Company’s remaining interest in TIC Holdings, Inc. to Kiewit Corporation, a copy of which is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit
Number	Exhibit Title

99.1	Press Release of Registrant, dated December 29, 2008, announcing the sale of the Company’s minority interest in TIC Holdings, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: December 29, 2008	By:	/s/ Ananya Mukherjee
Ananya Mukherjee
Assistant Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Document

99.1	Press Release of Registrant, dated December 29, 2008, announcing the sale of the Company’s minority interest in TIC Holdings, Inc.

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